BLACKROCK FUNDS III

iShares S&P 500 Index Fund

(the “Fund”)

Supplement dated February 24, 2023 to the Statement of Additional Information (“SAI”) of the Fund, dated April 29, 2022

Effective February 8, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Paul Whitehead, Suzanne Henige, CFA, and Jennifer Hsui, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio. On or about April 14, 2023, Suzanne Henige will no longer serve as a portfolio manager of the Master Portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Master Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Suzanne Henige, CFA*	73 $168.64 Billion	6 $5.13 Billion	0 $0	0 $0	0 $0	0 $0
Jennifer Hsui, CFA	329 $2.09 Trillion	58 $85.23 Billion	44 $41.79 Billion	0 $0	0 $0	0 $0
Paul Whitehead	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	On or about April 14, 2023, Suzanne Henige will no longer serve as a portfolio manager of the Master Portfolio.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Whitehead and Mses. Henige and Hsui is not measured against a specific benchmark.

The first paragraph of the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of December 31, 2021, Mr. Whitehead and Mses. Henige and Hsui did not beneficially own any shares of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-SP500-0223SUP